UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2007

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50346

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3

(Address of principal executive offices and Zip Code)

604.320.3344

Registrant's telephone number, including area code

CounterPath Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 15, 2007, we completed a merger with our subsidiary, CounterPath Corporation, a Nevada corporation. As a result, we have changed our name from “CounterPath Solutions, Inc.” to “CounterPath Corporation”.

Item 7.01.	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on October 17, 2007 under the new stock symbol “COPA”. Our new CUSIP number is 22228P 104.

Item 9.01.	Financial Statements and Exhibits.

3.1           Articles of Merger filed with the Secretary of State of Nevada on October 10, 2007 and which is effective October 15, 2007.

99.1	News Release dated October 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By: /s/ David Karp

David Karp
Chief Financial Officer

Dated: October 17, 2007

CW1461744.1